1 NONQUALIFIED STOCK OPTION AGREEMENT- NON-EMPLOYEE DIRECTOR This Nonqualified Stock Option Agreement (the “Agreement”) is made by and between GATOS SILVER, INC., a Delaware corporation (the “Company”), and [XX] (the “Optionee”) as of September 11, 2023. Pursuant to the 2023 Gatos Silver, Inc. Amended and Restated Long Term Incentive Plan, as it may be further amended from time to time, (the “Plan”), the Company desires to grant to the Optionee, and the Optionee desires to accept from the Company, an option to purchase shares of the common stock of the Company, par value $.001 per share (the “Common Stock”), upon the terms and conditions set forth in this Agreement. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings set forth in the Plan for such terms. NOW, THEREFORE, the Company and the Optionee agree as follows: 1. Grant of Options. Effective September 11, 2023 (the “Grant Date”), the Company hereby grants to the Optionee options to purchase [XX] shares of Common Stock (the “Options”). The Options are intended to be treated as non-qualified stock options and not incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or, for Canadian Participants, pursuant to the special provisions set forth in Schedule A of the Plan. 2. Option Price. The purchase price for each Option is [XX] and upon exercise each Option entitles the holder to acquire one share of Common Stock. The purchase price per Option is not less than the Fair Market Value of a share of Common Stock on the Grant Date. 3. Entitlement to Exercise Option; Term of Option. (a) Subject to the terms of this Agreement and the Plan, the Options shall become vested and exercisable immediately. Unless sooner terminated pursuant to the terms of this Agreement, the Options will expire if and to the extent not exercised on or before the tenth anniversary of the Grant Date. (b) Notwithstanding the foregoing, if the Optionee’s Continuous Service terminates due to his or her death or Disability, any Options which remain unvested shall immediately vest and become exercisable. In all other circumstances of termination of the Optionee’s Continuous Service, any Options which are not vested shall be forfeited immediately for no consideration. 4. Exercise of Option; Method of Payment. (a) Subject to the terms of this Agreement, vested Options may be exercised at any time or from time to time prior to the date on which they expire. To exercise the Option, the Optionee

2 shall submit to the Company: (i) an Exercise Notice, in a form and medium prescribed by the Committee, specifying the number of Options to be exercised, and (ii) payment in full of the exercise price, together with the amount, if any, deemed necessary by the Company to enable it to satisfy any federal, state, provincial, local or foreign tax or withholding obligations with respect to the exercise of the Options. (b) The method of payment for exercising Options may be one or a combination of the following: (i) cash or check payable in clearinghouse funds to the order of the Company; (ii) if permitted by the Committee, by delivery to the Company of other shares of Common Stock which, unless otherwise determined by the Committee, have been held for more than six (6) months; (iii) subject to Schedule A of the Plan for Canadian Participants, if permitted by the Committee, by a “net exercise” arrangement (as described in the Plan); or (iv) any other form of legal consideration that may be acceptable to the Committee. (c) As soon as practicable after the exercise of the Option (including, without limitation payment of the exercise price and applicable withholding amounts), the shares of Common Stock that are acquired upon exercise shall be evidenced by book entry registration or in such other manner as the Committee may determine. 5. Rights as a Stockholder. No shares of Common Stock will be issued or delivered pursuant to an exercise of an Option until full payment for such shares has been made and arrangements to satisfy tax withholding requirements have been made to the satisfaction of the Company pursuant to Section 15 of the Plan. The Optionee shall not be deemed to be, or have any rights as, a stockholder with respect to any shares covered by the Options until a stock certificate for such shares has been issued to the Optionee. Except as otherwise provided herein, no adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of issuance of such stock certificate. 6. Non-transferability of Options. The Options are not assignable or transferable except by will or by the applicable laws of descent and distribution. The Options are exercisable during the Optionee’s lifetime only by the Optionee or in the case of Disability, by the Optionee’s legal guardian. 7. Period to Exercise After Termination of Continuous Service. (a) If the Optionee’s Continuous Service with the Company or any Subsidiary terminates for any reason other than Cause, then, unless sooner terminated under the terms hereof or pursuant to the Plan, unvested Options (except those that vest as provided in Section 3(b)) will terminate immediately for no consideration and vested Options (including those that vest as provided in Section 3(b)) will terminate on and be exercisable until the third-year anniversary of the date of the Optionee’s termination of Continuous Service. (b) Notwithstanding any other provision of this Agreement, if the Optionee’s Continuous Service terminates by reason of the Optionee’s termination for Cause, all vested and unvested Options will immediately cease to be exercisable and will be forfeited for no consideration. (c) For purposes of this Agreement, “Cause” means: (i) Optionee’s willful, material and irreparable breach of any agreement that governs the terms and conditions of his or her service to

3 the Company or any Subsidiary; (ii) Optionee’s breach of any fiduciary or other material duty to the Company or its stockholders or to any Subsidiary; (iii) Optionee’s gross negligence or gross incompetence in the performance or intentional nonperformance of any of his or her material duties and responsibility to the Company or any Subsidiary; (iv) Optionee’s dishonesty, fraud or willful misconduct with respect to the business or affairs of the Company or any of its Subsidiaries; or (v) Optionee’s conviction of a felony crime involving moral turpitude. 8. No Rights Conferred. Nothing in this Agreement shall give the Optionee any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Optionee. 9. Change of Control; Adjustments. Upon the consummation of a Change of Control, any Option that is not continued, assumed (or substituted) by the Company (or surviving corporation or ultimate parent corporation in a Change of Control transaction) shall vest and become fully exercisable. All references to the number and class of shares covered by this Agreement, the exercise price per share of each Option, and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan. 10. Securities Law and Other Requirements. Exercise of an Option is subject to compliance with applicable securities and other laws, rules and regulations, including without limitation as set forth in Section 14 of the Plan, and the Company may defer exercise of an Option to ensure compliance with such laws, rules and regulations. 11. Taxation Indemnity; Taxation Representations. (a) To the extent permitted by law, the Optionee agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of the Optionee’s country of citizenship and/or residence to the extent arising from the grant, issuance, purchase, retention, assignment, release, cancellation, sale or any other disposal of the shares subject to award. (b) Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Optionee’s responsibility and the Company (i) makes no representation or undertakings regarding the treatment of any Tax- Related Items in connection with the grant, vesting, or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (ii) does not commit to structure the Option to reduce or eliminate the Optionee’s liability for Tax-Related Items. 12. Data Protection. To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about the Optionee and to transfer this data to certain third parties. The Optionee consents to the Company (or its payroll administrators) collecting, holding and processing the Optionee’s personal data and transferring this data to the Company or any other

4 third parties insofar as is reasonably necessary to implement, administer and manage the Plan. The Optionee understands that the Optionee may, at any time, view the Optionee’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer the Optionee’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Optionee. 13. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. This Agreement may not be assigned or transferred in whole or in part except as provided in the Plan. 14. Interpretation of this Agreement. All determinations and interpretations made by the Committee with regard to any questions arising under the Plan or this Agreement shall be final, binding and conclusive as to all persons, including without limitation the Optionee and any person claiming rights from or through the Optionee. 15. Clawback. Pursuant to Section 10 of the Plan, Awards issued under the Plan are subject to potential forfeiture or recovery to the fullest extent called for Section 10 of the Plan and by law, any applicable listing standard, including, without limitation, the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by the NASDAQ pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting this Award, the Optionee consents to the potential forfeiture or recovery of this Award pursuant to applicable law, listing standard, and agrees to be bound by and comply with the clawback policy and to return to the Company the full amount required by the clawback policy. For the avoidance of doubt, if the Company adopts a clawback policy intended to comply with the final rules issued by the Securities and Exchange Commission and the Nasdaq Listing Rules (or any other exchange upon which the Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, by accepting this Award, the Optionee agrees to be bound by, and to comply with, such policy. 16. Dispute Resolution and Arbitration. The Company and the Optionee shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. If the matter has not been resolved within thirty (30) calendar days of a party’s request for negotiation, either party may initiate proceedings or arbitration only as provided herein. If any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof has not been resolved by negotiation, such dispute shall be settled by binding arbitration in accordance with the then current rules of JAMS by a single independent and impartial arbitrator who is located in Vancouver, British Columbia. The arbitrator selected must have an expertise in the matter(s) in dispute. Each party shall bear his/her/its own fees and costs; the fees, costs and all administrative expenses of arbitration shall be borne equally by the Company and the Optionee. The parties understand and agree that the arbitration is subject to the rules of JAMS; that the arbitrator’s decision and award shall be final and binding as to all claims that were, or could have been, raised in arbitration; and that judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction. Any award rendered hereunder may include an award of attorneys’ fees and costs but shall not include

5 punitive damages. The statute of limitations of the State of Delaware applicable to the commencement of a lawsuit shall apply to the commencement of any arbitration. 17. Governing Law; Entire Agreement. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware without regard to conflicts of laws principles. The Plan and this Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. This Agreement may be amended by the Committee, subject to the Optionee’s consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Section 19(b) of the Plan. 18. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms. 19. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. 20. Acceptance; Electronic Signature. The Optionee acknowledges that the Optionee has received a copy of the Plan prior to the execution of this Agreement. In addition, the Optionee acknowledges that there are potential tax consequences associated with the grant, vesting and exercise of the Options. It is the responsibility of the Optionee to seek independent tax advice with regard to the tax treatment of the Options, the exercise thereof, the disposition of any Common Stock acquired upon exercise of the Options and any other related matters. It is the responsibility of the Optionee to seek independent legal advice with regard to the terms of the Plan or this Agreement. The Optionee acknowledges that Optionee’s electronic signature has the same legal force and effect as a written or manual signature. The Optionee’s acceptance of this Award (whether electronically or through other means) is required and this Award will be cancelled if you fail to comply with the Company’s acceptance requirement within 60 days from the Grant Date.

6 IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. GATOS SILVER, INC. By: _______________________________ Name: Dale Andres Title: Chief Executive Officer Optionee: